UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2008

DEERFIELD CAPITAL CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 North River Road, Rosemont, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2008, DFR entered into amendments (the "Amendments") to the note purchase agreements governing its Series A Senior Secured Notes and Series B Senior Secured Notes. Among other things, the Amendments deleted a real estate investment trust ("REIT") qualification covenant contained in each of the note purchase agreements. Also on September 26, 2008, DFR entered into three Supplemental Indentures (the "Supplemental Indentures") with the holders of the trust preferred securities issued by Deerfield Capital Trust I, Deerfield Capital Trust II and Deerfield Capital Trust III to delete a REIT qualification covenant contained in each of the indentures governing those securities.

The description of the Amendments and the Supplemental Indentures contained in this Item 1.01 is qualified in its entirety by Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2008, DFR notified the New York Stock Exchange (the "NYSE") that it had terminated its REIT status. This termination constitutes a failure by DFR to maintain compliance with a NYSE continued listing standard. In anticipation of the foregoing, DFR submitted a listing application to the NASDAQ and is working to ensure a smooth transition of its common stock listing from the NYSE to the NASDAQ. DFR’s stock is expected to continue to trade under the ticker symbol "DFR."

Item 7.01 Regulation FD Disclosure.

On October 2, 2008, DFR issued a press release announcing, among other items, its conversion to a C corporation, the termination of its REIT status, its intention to transfer its common stock listing from the NYSE to the NASDAQ and board approval of a 1-for-10 reverse stock split with an expected effective date of October 16, 2008. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the Press Release furnished pursuant to Item 9.01, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the Press Release furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of DFR under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment No. 2, dated as of September 26, 2008, to and under the Note Purchase Agreement, dated as of December 21, 2007 (the Series A NPA), by and among DFR Merger Company, LLC, Deerfield & Company LLC, Deerfield Capital Corp. and Triarc Companies, Inc. and the Purchasers.

10.2 Amendment No. 2, dated as of September 26, 2008, to and under the Note Purchase Agreement, dated as of December 21, 2007 (the Series B NPA), by and among DFR Merger Company, LLC, Deerfield & Company LLC, Deerfield Capital Corp., Triarc Companies, Inc. and the Purchasers.

10.3 Second Supplemental Indenture, dated as of September 26, 2008, to and under the Junior Subordinated Indenture, dated as of September 29, 2005, by and between Deerfield Capital LLC (f/k/a Deerfield Triarc Capital LLC) and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association).

10.4 Second Supplemental Indenture, dated as of September 26, 2008, to and under the Junior Subordinated Indenture, dated as of August 2, 2006, by and between Deerfield Capital LLC (f/k/a Deerfield Triarc Capital LLC) and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association).

10.5 Second Supplemental Indenture, dated as of September 26, 2008, to and under the Junior Subordinated Indenture, dated as of October 27, 2006, by and between Deerfield Capital LLC (f/k/a Deerfield Triarc Capital LLC) and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association).

99.1 Press Release issued by DFR on October 2, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

October 2, 2008	By:	Frederick L. White

Name: Frederick L. White
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2, dated as of September 26, 2008, to and under the Series A Note Purchase Agreement, dated as of December 21, 2007
10.2	Amendment No. 2, dated as of September 26, 2008, to and under the Series B Note Purchase Agreement, dated as of December 21, 2007
10.3	Second Supplemental Indenture, dated as of September 26, 2008, to and under the Junior Subordinated Indenture, dated as of September 29, 2005
10.4	Second Supplemental Indenture, dated as of September 26, 2008, to and under the Junior Subordinated Indenture, dated as of August 2, 2006
10.5	Second Supplemental Indenture, dated as of September 26, 2008, to and under the Junior Subordinated Indenture, dated as of October 27, 2006
99.1	Press Release issued by DFR on October 2, 2008